SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                  CURRENT REPORT UNDER SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported):  July 23, 1998
                       Commission File Number:  33-509-D


                            SUNRAY MINERALS, INC.
     -------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                  NEVADA                            88-0210772
      ------------------------------           ------------------
     (State or other jurisdiction of              (IRS Employer
      incorporation or organization)           Identification No.)



             P.O. BOX 814653
              DALLAS, TEXAS                           75381
      ------------------------------           ------------------
     (Address of Principal Executive                (Zip Code)
                 Offices)


              Registrant's Telephone Number, including Area Code:
                               (972) 650-1612

                                       N/A
      ---------------------------------------------------------------------
     (Former name, former address, and formal fiscal year, if changed since last report)

                   ITEM 1.  CHANGES IN CONTROL OF REGISTRANT


Not applicable.



                 ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


On July 14, 1998, Sunray Minerals, Inc., a Nevada corporation (the "Company"), sold 85,000 shares, being all of its interest in Great Western Asset Group (a real estate residential development company in Phoenix, Arizona), to an unrelated party for $200,000.00. The Company will record this as sale of assets and will realize a profit of $9,500.00 for the year ended December 31, 1998.



            ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS


Not applicable.



                             ITEM 5.  OTHER EVENTS

Not applicable.




                ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS


Not applicable.



                   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


Not applicable.


                         ITEM 8.  CHANGE IN FISCAL YEAR


Not applicable.




          ITEM 9.  SALE OF EQUITY SECURITIES PURSUANT TO REGULATION S


Not applicable.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  July 30, 1998

                                          SUNRAY MINERALS, INC.



                                          By /s/ Michael P. O'Brien, President





















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